                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report November 11, 1998

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)
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        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


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
                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)

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        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                      Nevada                         333-38575-02                   88-0387073
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               1325 Airmotive Way
                 Reno, Nevada                                                        89502
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)
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        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

                 Year 2000. With the approach of the Year 2000, Advanta Business Services ("ABS") as Originator and Servicer is actively managing the Year 2000 issue. This issue results from computer programs, which use two digits, rather than four digits to define a year. ABS has instituted a corporate-wide effort to address and resolve the system/application tasks associated with Year 2000. In the event that the project plans are not timely or successfully completed, there can be no assurance that the Year 2000 Issue will not have a material adverse effect on the operations of the Originator and Servicer, including a shut-down of operations for a period of time, which may, in turn, have a material adverse effect on the Offered Notes.

ABS is also in the process of reviewing their exposure to Year 2000 issues resulting from third party vendors and brokers from whom we purchase equipment leases, and outside service provider's computer systems. ABS, and it's parent Advanta Corp., are in the process of contacting outside service providers regarding the state of their remediation activities for material Year 2000 issues. There can be no assurance that the systems used by outside service providers or other third parties upon which ABS's systems rely, will be timely converted and compliant with Year 2000 issues.


Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on November 11, 1998 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.06(a) of the Series 1998-1 Supplement dated as of April 14, 1998 covering the period of October 1, 1998 through October 31, 1998.

                                           SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                                                            ADVANTA BUSINESS SERVICES CORP.,
                                                            As Registrant

                                                            By      /s/  SUSAN A. MCVEIGH
                                                                    ---------------------

                                                            Name:   Susan A. McVeigh
                                                            Title:  Treasurer


Dated:   November 11, 1998
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                                                                               4

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


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
                                                            ADVANTA LEASING RECEIVABLES CORP. IV,
                                                            As Registrant

                                                            By      /s/  SUSAN A. McVEIGH
                                                                    ---------------------

                                                            Name:   Susan A. McVeigh
                                                            Title:  Director


Dated:   November 11, 1998
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                                                                               5

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                            ADVANTA LEASING RECEIVABLES CORP. V,
                                                            As Registrant

                                                            By      /s/  SUSAN A. McVEIGH
                                                                    ---------------------

                                                            Name:   Susan A. McVeigh
                                                            Title:  Director


Dated:   November 11, 1998

                                           Exhibit Index


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
Exhibit No.                                                                                        Page
-----------                                                                                        ----
         21.1         Monthly Servicer's Certificate dated November 11, 1998 prepared by the       8
                      Servicer and sent to the  Trustee pursuant to Section 3.06(a) of the
                      Series 1998-1 Supplement covering the period of October 1, 1998
                      through October 31, 1998.                                                    7

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